                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            Callon Petroleum Company
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                            CALLON PETROLEUM COMPANY
                             200 NORTH CANAL STREET
                           NATCHEZ, MISSISSIPPI 39120

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD FRIDAY, JANUARY 23, 2004


To the Stockholders of
  Callon Petroleum Company:

         Notice is hereby given that a Special Meeting of Stockholders (the "SPECIAL MEETING") of Callon Petroleum Company, a Delaware corporation ("COMPANY"), will be held in Natchez, Mississippi, on Friday, January 23, 2004, at 9:00 a.m., at the Company's executive offices located at 200 North Canal Street, Natchez, Mississippi 39120.

         The sole purpose of the Special Meeting is to approve an amendment to Article Four of the Company's Certificate of Incorporation increasing the Company's number of authorized shares of common stock from 20,000,000 shares to 30,000,000 shares.

         Stockholders of record at the close of business on December 22, 2003 will be entitled to notice of, and to vote at, the Special Meeting, or any adjournment or adjournments thereof. The Special Meeting may be postponed or adjourned from time to time to obtain a quorum, solicit additional votes in favor of the proposal or for other purposes.

         Stockholders are cordially invited to attend the Special Meeting in person. Those individuals who will not attend and who wish for their shares to be voted are requested to sign, date and mail promptly the enclosed proxy card for which a postage-prepaid return envelope is provided.

                                             By Order of the Board of Directors

                                             /s/ ROBERT A. MAYFIELD

                                             Robert A. Mayfield
                                             Corporate Secretary

Natchez, Mississippi
December 23, 2003



         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU CANNOT ATTEND, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE RETURN ENVELOPE ENCLOSED FOR YOUR USE. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT

                                   ----------

                            CALLON PETROLEUM COMPANY
                             200 NORTH CANAL STREET
                           NATCHEZ, MISSISSIPPI 39120
                                 (601) 442-1601

                                   ----------

                         SPECIAL MEETING OF STOCKHOLDERS
                            FRIDAY, JANUARY 23, 2004

                                   ----------

                    SOLICITATION AND REVOCABILITY OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Callon Petroleum Company, a Delaware corporation (the "COMPANY"), from holders ("STOCKHOLDERS") of the common stock, $.01 par value per share ("COMMON STOCK"), of the Company for use at the Special Meeting of Stockholders of the Company to be held on Friday, January 23, 2004, at 9:00 a.m., at the Company's executive offices located at 200 North Canal Street, Natchez, Mississippi 39120, and at any adjournment or adjournments thereof (such meeting or adjournment thereof is referred to herein as the "SPECIAL MEETING"), for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Special Meeting of Stockholders ("NOTICE").

         A proxy in the form accompanying this Proxy Statement (each a "PROXY"), when properly executed and returned, will be voted in accordance with the directions specified on the Proxy, and otherwise in accordance with the judgment of the persons designated therein as proxies. Any Proxy which does not withhold authority to vote or on which no other instructions are given will be voted in favor of the amendment to Article Four of the Company's Certificate of Incorporation, as amended ("CERTIFICATE"), increasing the Company's number of authorized shares of Common Stock from 20,000,000 shares to 30,000,000 shares. Any Proxy may be revoked at any time before it is exercised by delivering, to the Secretary of the Company, written notice of revocation or a duly executed Proxy bearing a later date, or by voting in person at the Special Meeting.

         This Proxy Statement and the accompanying Notice and form of Proxy are being mailed to Stockholders on or about December 23, 2003.

         Proxies will be solicited primarily by mail, but employees of the Company may also solicit Proxies in person or by telephone. Arrangements may be made with brokerage firms or other custodians, nominees, and fiduciaries to send proxy materials to the beneficial owners of the Common Stock of the Company. All costs incurred in the solicitation of Proxies will be borne by the Company.

         The Board of Directors has fixed the close of business on December 22, 2003 as the record date (the "RECORD DATE") for the determination of Stockholders entitled to notice of, and to vote at, the Special Meeting. A complete list of all Stockholders entitled to vote at the Special Meeting will be open for examination by any Stockholder during normal business hours for a period of ten days prior to the Special Meeting at the offices of the Company, 200 North Canal Street, Natchez, Mississippi 39120. Such list will also be available at the Special Meeting and may be inspected by any Stockholder who is present. On the Record Date, the Company's outstanding voting securities consisted of 13,929,544 shares of Common Stock. Holders of Common Stock will be entitled to one vote per share of Common Stock held of record on the Record Date for the proposal to be presented at the Special Meeting.

         No business other than the consideration of the amendment to the Certificate will be considered or acted upon at the Special Meeting.

         No Stockholder of the Company, whether voting for, against or abstaining with respect to the amendment to the Company's Certificate, will be entitled to appraisal rights or the right to receive cash for shares under the Delaware General Corporation Law or the Company's Certificate or Bylaws.

                                    PROPOSAL

             AMENDMENT TO ARTICLE FOUR OF THE COMPANY'S CERTIFICATE
              TO INCREASE THE COMPANY'S NUMBER OF AUTHORIZED SHARES
           OF COMMON STOCK FROM 20,000,000 SHARES TO 30,000,000 SHARES

GENERAL INFORMATION

         The Company's Board of Directors has unanimously adopted a resolution approving, and recommending to our Stockholders for their approval, a proposal to amend Article Four of the Company's Certificate to increase the Company's number of authorized shares of Common Stock from 20,000,000 shares to 30,000,000 shares. The form of the proposed amendment is follows:

         The Certificate is hereby amended by amending and restating the first sentence of Article Four to be and read as follows:

                  "The Corporation shall have authority to issue two classes of stock, and the total number authorized shall be 30,000,000 shares of Common Stock, par value $.01 per share, and 2,500,000 shares of Preferred Stock, par value $.01 per share."

REASONS FOR INCREASING THE AUTHORIZED SHARES OF COMMON STOCK

         Currently, the Company's outstanding capital stock consists of 20,000,000 shares of Common Stock and 2,500,000 shares of preferred stock. As of the Record Date, there were 13,929,544 shares of Common Stock issued and outstanding, 1,365,593 shares of Common Stock issuable upon conversion of outstanding Preferred Stock, 1,924,210 shares of Common Stock issuable upon exercise of outstanding warrants, 2,450,867 shares of Common Stock issuable upon exercise of outstanding options, 197,158 shares of Common Stock authorized for issuance, but not yet subject to grants, pursuant to the Company's stock incentive plans and 93,784 shares of Common Stock authorized for issuance pursuant to the Company's Employee Stock Purchase Plan. In addition, the Company is required to contribute approximately 15,000 shares of Common Stock to the Company's Employee Savings and Protection (401K) Plan in January 2004 to satisfy its employer contribution and matching obligations. Consequently, the Company has approximately 23,844 shares of Common Stock available for general corporate purposes.

         As a general matter, the Board of Directors does not believe the Company has an adequate number of shares available for issuance in connection with possible future equity and equity-based financings, future acquisitions and other corporate purposes. The Board of Directors has proposed the increase in authorized shares of Common Stock as a means of providing it with the flexibility to act with respect to the issuance of Common Stock or securities exercisable for, or convertible into, Common Stock in circumstances which it believes will advance the interests of the Company and its Stockholders without the delay of seeking an amendment to the Company's Certificate at that time such securities are to be issued.

         The Board of Directors has no current specific plans to authorize the issuance of additional shares of Common Stock. As previously discussed in the Company's 2002 Annual Report, the Company has a financing plan which contemplates the possibility of various financing alternatives, including potential capital market transactions. In connection with the Company's overall financing plan, from time to time, the Board of Directors has considered the issuance of Common Stock or securities convertible into Common Stock. If Stockholders approve the amendment to the Certificate, then the Board of Directors would have more flexibility to pursue opportunities to engage in possible future capital markets transactions involving Common Stock or securities convertible into Common Stock. However, at this time, no decision to proceed with any such transaction has been made and no determination as to the type or amount of securities that might be offered has been made, should a possible future transaction be pursued.

ABILITY OF BOARD TO ISSUES SHARES; CERTAIN ISSUANCES REQUIRING STOCKHOLDER APPROVAL

         If the amendment is approved by Stockholders, the additional shares of Common Stock authorized by the amendment may be issued from time to time upon authorization by the Board of Directors, without further approval by Stockholders unless required by applicable law or the rules of the New York Stock Exchange. Shares of Common Stock may be issued for such consideration as the Board of Directors may determine and as may be permitted by applicable law.

         The rules of the New York Stock Exchange generally require the approval of shares representing a majority of the votes cast for the issuance of shares of Common Stock, or securities convertible into or exercisable for Common Stock, prior to the issuance of such Common Stock. Issuances of Common Stock, or securities convertible into or exercisable for Common Stock, that require Stockholder approval under the New York Stock Exchange's rules include the following:

         o issuances in connection with a transaction that will result in a change of control of the Company;

         o issuances of shares representing more than one percent of the voting power or number of shares of Common Stock outstanding before such issuance to an officer, director or certain substantial Stockholders;

         o issuances of shares pursuant to most equity-compensation plans; and

         o issuances of shares representing 20 percent or more of the voting power or number of shares of Common Stock outstanding before such issuance.

         Stockholder approval is not required under the New York Stock Exchange's rules for an issuance representing 20 percent or more of the voting power or outstanding shares of the Company if such issuances involves a public offering for cash or a bona fide private financing for cash at a price at least as great as each of the book and market value of the Common Stock.

CERTAIN EFFECTS OF THE AMENDMENT

         The increase in authorized shares of Common Stock is not being proposed as a means of preventing or dissuading a change in control or takeover of the Company. However, use of these shares of Common Stock for such a purpose is possible. Shares of authorized but unissued or unreserved Common Stock and preferred stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of the Company or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal. In addition, the increase in authorized shares of Common Stock, if approved, may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful. The Board of Directors and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of Common Stock.

         The holders of Common Stock are not entitled to preemptive rights with respect to the issuance of additional shares of Common Stock or securities convertible into or exercisable for Common Stock. Accordingly, the issuance of additional shares of Common Stock or such other securities might dilute the ownership and voting rights of Stockholders.

         The proposed amendment to the Certificate does not change the terms of the Common Stock. The additional shares of Common Stock for which authorization is sought will have the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the shares of Common Stock now authorized.

         If approved by Stockholders, it is anticipated that the amendment to the Certificate will become effective as soon as practicable after the Special Meeting.

RECOMMENDATION

         The Board of Directors unanimously recommends a vote "FOR" the amendment to the Certificate to increase Company's number of authorized shares of Common Stock from 20,000,000 shares to 30,000,000 shares.

                       BENEFICIAL OWNERSHIP OF SECURITIES

MANAGEMENT AND PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of the Record Date, certain information with respect to the ownership of shares of Common Stock and the Company's $2.125 Convertible Exchangeable Preferred Stock ("PREFERRED STOCK") as to (i) each director, (ii) the "named executive officers" consisting of the Company's chief executive officer and four most highly compensated executive officers, (iii) all executive officers and directors of the Company as a group, and (iv) all persons known by the Company to be the beneficial owners of 5% or more of the outstanding Common Stock. Information set forth in the table with respect to beneficial ownership of Common Stock and Preferred Stock has been obtained from filings made by the named beneficial owners with the Securities and Exchange Commission ("COMMISSION") as of the Record Date or, in the case of executive officers and directors of the Company, has been provided to the Company by such individuals. Holders of Preferred Stock are not entitled to vote at the Special Meeting.

                                                                       COMMON STOCK
                                                          ----------------------------------------

                  NAME AND ADDRESS OF                     BENEFICIAL OWNERSHIP
                   BENEFICIAL OWNER                                (a)                 PERCENT
                  -------------------                     --------------------      --------------
Directors:
     John S. Callon ...................................            250,850(b)               1.78%
     Fred L. Callon ...................................            791,081(c)               5.55%
         200 North Canal Street
         Natchez, Mississippi 39120
     Dennis W. Christian ..............................            366,821(d)               2.58%
     Leif Dons ........................................             50,250(e)                  *
     Robert A. Stanger ................................            102,856(f)                  *
     John C. Wallace ..................................          1,979,167(g)              14.12%
         72 Chelsea Gate Apartments
         93 Ebury Bridge Road
         London, SW1W 8RB, United Kingdom
     B. F. Weatherly ..................................            101,288(h)                  *
     Richard O. Wilson ................................            150,146(i)               1.07%
Named Executive Officers:
     John S. Weatherly ................................            330,985(j)               2.33%
     Stephen F. Woodcock ..............................            135,127(k)                  *
     Kathy G. Tilley ..................................            247,481(l)               1.75%
Directors and Executive Officers:
     as a Group (15 persons) ..........................          4,831,454(m)              30.31%
Certain Beneficial Owners:
     Ganger Rolf ASA ..................................          1,839,386(n)              13.20%
         Fred. Olsensgate 2
         0152 Oslo, Norway
     Bonheur ASA ......................................          1,839,386(n)              13.20%
         Fred. Olsensgate 2
         0152 Oslo, Norway
     State Street Research & Management Company .......            894,400(o)               6.42%
         One Financial Center, Thirtieth Floor
         Boston, Massachusetts 02111-2690
     Dimensional Fund Advisors Inc. ...................            946,700(p)               6.80%
         1299 Ocean Avenue, 11th Floor
         Santa Monica, CA 90401
     Robert L. Gipson .................................            765,910(q)               5.40%
         C/O Ingalls & Snyder LLC
         61 Broadway
         New York, NY 10006
     Franklin Resources, Inc. .........................          1,500,000(r)               9.72%
         1 Franklin Parkway,
         San Mateo, CA 94403

----------

* Less than 1%

(a) Unless otherwise indicated, each of the persons listed in the following table may be deemed to have sole voting and dispositive power with respect to such shares.

(b) Of the 250,850 shares beneficially owned by John S. Callon, 104,437 are owned directly by him; 10,000 shares are owned in joint tenancy with his wife; 11,413 shares are owned within the Company's Employee Savings and Protection Plan; 90,000 shares are subject to options under the Company's 1994 Stock Incentive Plan ("1994 PLAN") exercisable within 60 days; 30,000 shares are subject to options under the Company's 1996 Stock Incentive Plan ("1996 PLAN") exercisable within 60 days; and 5,000 shares are subject to options under the Company's 2002 Stock Incentive Plan ("2002 PLAN") exercisable within 60 days. Shares indicated as owned by John S. Callon do not include 43,501 shares of Common Stock owned by his wife over which he disclaims beneficial ownership.

(c) Of the 791,081 shares beneficially owned by Fred L. Callon, 261,799 shares are owned directly by him; 184,378 shares are held by him as custodian for certain minor Callon family members; 9,446 shares are owned within the Company's Employee Savings and Protection Plan; 80,000 shares are subject to options under the 1994 Plan exercisable within 60 days; and 255,458 shares are subject to options under the 1996 Plan exercisable within 60 days. Shares indicated as owned by Fred L. Callon do not include 24,939 shares of Common Stock owned by his wife over which he disclaims beneficial ownership.

(d) Of the 366,821 shares beneficially owned by Dennis W. Christian, 63,486 are owned directly by him; 8,718 shares are owned within the Company's Employee Savings and Protection Plan; 60,000 shares are subject to options under the 1994 Plan exercisable within 60 days; and 234,617 shares are subject to options under the 1996 Plan exercisable within 60 days.

(e) Of the 50,250 shares beneficially owned by Leif Dons, 5,250 are owned directly by him; 5,000 shares are subject to options under the 1994 Plan exercisable within 60 days; 35,000 shares are subject to options under the 1996 Plan exercisable within 60 days; and 5,000 shares are subject to options under the 2002 Plan exercisable within 60 days.

(f) Of the 102,856 shares beneficially owned by Robert A. Stanger, 12,856 are owned directly by him; 25,000 shares are subject to options under the 1994 Plan exercisable within 60 days; 60,000 shares are subject to options under the 1996 Plan exercisable within 60 days; and 5,000 shares are subject to options under the 2002 Plan exercisable within 60 days.

(g) Of the 1,979,167 shares beneficially owned by John C. Wallace, 49,781 shares are owned directly by him; 25,000 shares are subject to options under the 1994 Plan exercisable within 60 days; 60,000 shares are subject to options under the 1996 Plan exercisable within 60 days; 5,000 shares are subject to options under the 2002 Plan exercisable within 60 days; and 1,839,386 shares are owned by Ganger Rolf ASA ("GANGER ROLF") and Bonheur ASA ("BONHEUR"). See note (n).

(h) Of the 101,288 shares beneficially owned by B. F. Weatherly, 11,288 shares are owned directly by him; 25,000 shares are subject to options under the 1994 Plan exercisable within 60 days; 60,000 shares are subject to options under the 1996 Plan exercisable within 60 days; and 5,000 shares are subject to options under the 2002 Plan exercisable within 60 days.

(i) Of the 150,146 shares beneficially owned by Richard O. Wilson, 25,000 shares are subject to options under the 1994 Plan exercisable within 60 days; 60,000 shares are subject to options under the 1996 Plan exercisable within 60 days; 5,000 shares are subject to options under the 2002 Plan exercisable within 60 days; 49,464 shares are held in a family limited partnership; and 10,682 shares are issuable upon conversion of 4,700 shares of Preferred Stock held in the family limited partnership.

(j) Of the 330,985 shares beneficially owned by John S. Weatherly, 55,605 are owned directly by him; 109 shares are held as custodian for his minor children; 7,938 shares are owned within the Company's Employee Savings and Protection Plan; 60,000 shares are subject to options under the 1994 Plan exercisable within 60 days; and 207,333 shares are subject to options under the 1996 Plan exercisable within 60 days.

(k) Of the 135,127 shares beneficially owned by Stephen F. Woodcock, 18,194 are owned directly by him; 5,683 shares are owned within the Company's Employee Savings and Protection Plan;

         104,000 shares are subject to options under the 1996 Plan exercisable within 60 days; and 7,250 shares are subject to options under the 2002 Plan exercisable within 60 days.

(l) Of the 247,481 shares beneficially owned by Kathy G. Tilley, 45,676 are owned directly by her; 6,305 shares are owned within the Company's Employee Savings and Protection Plan; 30,000 shares are subject to options under the 1994 Plan exercisable within 60 days; 158,000 shares are subject to options under the 1996 Plan exercisable within 60 days; and 7,500 shares are subject to options under the 2002 Plan exercisable within 60 days.

(m) Includes 489,000 shares subject to options under the 1994 Plan exercisable within 60 days; 1,453,833 shares subject to options under the 1996 Plan exercisable within 60 days; 55,449 shares are subject to options under the 2002 Plan exercisable within 60 days and 10,682 shares issuable upon conversion of 4,700 shares of Preferred Stock.

(n) As disclosed on a Schedule 13D/A, filed with the Commission on March 6, 2002, by Ganger Rolf, Bonheur, AS Quatro ("QUATRO"), and Invento AS ("INVENTO"). On August 28, 2000, Ganger Rolf and Bonheur jointly purchased from Fred. Olsen Energy ASA ("F.O. ENERGY") an aggregate of 1,839,386 shares of Common Stock. Ganger Rolf and Bonheur are currently registered as the joint record owner of, and both possess shared voting and dispositive power with respect to, all of the 1,839,386 shares of Common Stock formerly owned by F.O. Energy. F.O. Energy no longer owns any Common Stock. Quatro is the owner of 21.3% of the outstanding capital stock of Bonheur, and Invento is the owner of 20.8% of the outstanding capital stock of Bonheur. Quatro and Invento disclaim beneficial ownership of the shares of Common Stock owned by Ganger Rolf and Bonheur. John C. Wallace, one of our directors, is a director of Ganger Rolf and Bonheur, as well as other companies associated with Ganger Rolf and Bonheur, and as a result, may be deemed to share the power to vote and dispose of, and, therefore, be a beneficial owner of, the shares of Common Stock owned by Ganger Rolf and Bonheur. The principal business address and principal executive offices of Quatro and Invento are located at Fred. Olsensgate 2, 0152 Oslo, Norway.

(o) Information is based upon a Schedule 13G provided to the Company dated February 14, 2003, by State Street Research & Management Company ("STATE STREET"). In this Schedule 13G, State Street represents that it has sole voting power with respect to 859,400 shares of Common Stock and sole dispositive power with respect to 894,400 shares of Common Stock.

(p) Information is based upon a Schedule 13G/A, filed with the Commission on February 13, 2003, by Dimensional Fund Advisors Inc.
         ("DIMENSIONAL"). In this Schedule 13G, Dimensional represents that it has sole voting power and sole dispositive power with respect to 946,700 shares of Common Stock.

(q) Information is based upon a Schedule 13G, filed with the Commission on November 7, 2003, by Robert L. Gipson ("GIPSON"). In this Schedule 13G, Gipson represents that he has shared voting power with respect to 265,210 shares of Common Stock issuable upon exercise of warrants exercisable within 60 days and shared dispositive power with respect to 765,910 shares of Common Stock.

(r) Consists of warrants to purchase an aggregate of 1,500,000 shares of Common Stock that are beneficially owned by Franklin Custodian Funds-Income Series, FTVIPT-Income Securities Fund, and FTIF Income Fund, which are advised by direct and indirect investment advisory subsidiaries of Franklin Resources, Inc.

                            QUORUM AND OTHER MATTERS

         The holders of a majority of the total shares of Common Stock issued and outstanding on the Record Date, whether present in person or represented by Proxy, will constitute a quorum for the transaction of business at the Special Meeting. The affirmative vote of a majority of the outstanding Common Stock is necessary to approve the amendment to the Certificate increasing the number of authorized shares of Common Stock to 30,000,000 shares.

         Holders of Common Stock may mark "abstain" on their proxy card for the matter being submitted to a vote at the Special Meeting. For purposes of determining whether a quorum is present under Delaware law, abstentions count towards the establishment of a quorum. Abstentions will be the equivalent of a "no" vote because approval of such proposal is based on the total number of shares outstanding.

         Many of the Company's shares of Common Stock are held in "street name" which means that a depository, broker-dealer or other institution holds shares in its name which are beneficially owned by another person. Generally, a street name holder must receive the direction from the beneficial owner of the shares to vote on issues other than routine stockholder matters such as the election of directors and ratification of auditors. A "broker non-vote" refers to a proxy which votes on one matter, but indicates that the holder does not have the authority to vote on other matters. For purposes of determining whether a quorum is present under Delaware law, a broker non-vote counts towards the establishment of a quorum. Broker non-votes have the effect of a "no" vote with respect to the amendment to the Company's Certificate increasing the number of authorized shares of Common Stock to 30,000,000 shares because the approval of such proposal is based on the total number of shares outstanding.

                             STOCKHOLDERS' PROPOSALS
                             FOR 2004 ANNUAL MEETING

         Stockholders who desire to present proposals at the 2004 Annual Meeting of Stockholders and to have proposals included in the Company's proxy materials must have submitted their proposals to the Company at its principal executive offices not later than December 16, 2003. If the date of the 2004 Annual Meeting of Stockholders is changed by more than 30 days from the date of the 2003 Annual Meeting of Stockholders, which was held on May 2, 2003, the deadline for submitting proposals is a reasonable time before the Company begins to print and mail its proxy materials for its 2004 Annual Meeting of Stockholders.

         The persons named in the Company's form of proxy for the 2004 Annual Meeting will have discretionary authority to vote any proxies they hold at such meeting on any matter for which the Company does not receive notice by February 29, 2004, unless the Company changes the date of its 2004 Annual Meeting of Stockholders by more than 30 days from the date of the 2003 Annual Meeting of Stockholders, in which case such persons will be able to exercise discretionary authority if notice of the matter has not been received in a reasonable time before the Company mails its proxy materials for the 2004 Annual Meeting of Stockholders.

         If the date of the 2004 Annual Meeting of Stockholders is advanced or delayed by more than 30 calendar days from the date of the 2003 Annual Meeting of Stockholders, the Company shall, in a timely manner, inform Stockholders of such change, by including a notice, under Item 5, in its earliest possible quarterly report on Form 10-Q. The notice will include the new deadline for submitting proposals to be included in the Company's proxy statement and the new date for determining whether the Company may exercise discretionary voting authority because it has not received timely notice of a matter.

         In order to avoid controversy as to the date on which the Company receives any such proposal, it is suggested that Stockholders submit their proposals by certified mail, return receipt requested, or other means that permit them to prove the date of delivery.


                                    By order of the Board of Directors

                                    /s/ FRED L. CALLON

                                    Fred L. Callon
                                    President and Chief Executive Officer

Natchez, Mississippi
December 23, 2003


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